EX. 10.3


                            LOTUS PACIDFIC, INC.


                        Warrant Subscription Agreement


       THE WARRANTS TO PURCHASE COMMON STOCK OF LOTUS PACIFIC, INC.,
A DELAWARE CORPORATION (THE "COMPANY"), PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT (THE "AGREEMENT"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE LAWS OF ANY JURISDICTION.

   1. Subscription. The undersigned subscriber (the "Subscriber"), agreeing to be legally bound hereby, does subscribe for and agree to purchase 8,000,000 shares of the Company's Warrant to purchase its Common Stock (the "Warrants"). The total purchase price is US $80,000.

   Each Warrant entitles the holder to purchase a share of the Company's Common Stock with a par value of $0.01 per share during a period of five (5) years commencing from the issuing date at a price ("the exercise price") of US $3.00 per share.

   The Subscriber herewith tenders payment upon signing this Warrant Subscription Agreement, in such amount, the receipt of which is hereby acknowledged by the Company, in the form of a check or wire transfer payable to the Company from the Subscriber. The Company shall cause its stock transfer agent to issue the Warrants as soon as practicable thereafter.

   2. Representations and Warranties of Subscriber. To induce the Company to enter into this Agreement, the Subscriber hereby represents and warrants to the Company as follows:

       (A)   The Subscriber

             (i) has had access to the books and records of the Company, and is fully familiar with and understands the contents thereof;

             (ii) acknowledges that it has had the opportunity to ask questions of and receive answers from the management and from the authorized representatives of the Company concerning the Company and to obtain any additional information necessary to verify the accuracy of the information so furnished;

             (iii) has read carefully this Agreement;

             (iv) has received no solicitation or general advertisement with respect to the purchase of the Warrants; and

             (v) has based its investment decision on such information as is described above and supplied herein and has not received any other written communication in connection with this transaction.

       (B)   The Subscriber understands and acknowledges the following:

             (i) The Warrants are being offered and sold under the exemption provided in, among others, Section 4(2) of the Securities Act of 1933, as amended (the "Act") and under applicable exemptions from securities registration as a transaction by an issuer not involving a public offering;

              (ii) The Warrants have not been registered under the Act or under any securities act; and the Warrants can not be sold or transferred unless they are registered under the Act or an exemption from registration is otherwise available;

              (iii) The Company has no obligation or intention to register said Warrants for resale under any federal or other securities laws or to take any action which would make available any such exemption from the registration requirements of any such laws;

              (iv) Rule 144 of the Securities and Exchange Commission under the Act would substantially restrict the transferability of the Warrants; and

               (v) There is no assurance of a public market for the Warrants and, accordingly, the Subscriber must bear the economic risks of its investment for a infinite period of time.

               (C) The Subscriber is acquiring the Warrants solely for its own account, for investment only, and not with a view towards the further distribution thereof. The Subscriber will not sell, transfer, hypothecate, or otherwise dispose of the Warrants, or any portion thereof, unless such sale, transfer, hypothecation or disposition is made in compliance with the requirements of the Act and any and all applicable laws, rules and regulations.

               (D) THE SUBSCRIBER RECOGNIZES THAT ANY INVESTMENT IN THE COMPANY INVOLVES SUBSTANTIAL RISK FACTORS.

               (E) The Subscriber has adequate financial means of providing for its current needs and financial contingencies without the need for liquidity in this investment and has the ability to bear the economic risks of this investment and can afford a complete loss of the purchase price; and the Subscriber has no reason to contemplate any change in its financial condition.

               (F) The Subscriber, through its management and advisors, is fully familiar with, and has the knowledge and expertise in, financial and business matters necessary to evaluate the merits and the risks involved in the purchase of the Warrants.

               (G) These representations and warranties provided to the Company by the Subscriber are true and correct as of the date hereof and the Subscriber agrees to advise the Company prior to its acceptance of this Agreement of any material change in any of such information.

               (H) The Subscriber fully understands that no governmental agency has approved or disapproved, passed upon or endorsed the merits of the sale or purchase of the Warrants.

               (I) The Subscriber is a corporation duly organized and existing in good standing under the laws of the jurisdiction of its incorporation.

               (J) The undersigned representative of the Subscriber has full power, in accordance with all applicable laws, to execute and perform this Agreement, and such execution and performance do not have any conflict with any applicable charter or bylaw provision or with any contract to which it is a party or to which it is subject. The Board of Directors of the Subscriber has duly authorized this Agreement, the transactions contemplated herein, and the execution hereof by the undersigned representative.

      3. Representations and Warranties of Company. To induce the Subscriber to enter into the Agreement, the Company and its principal shareholders do hereby represent and warrant as follows:

            (A) The Company's Warrants to be delivered to the Subscriber will constitute, under Delaware corporate law, valid and legally issued Warrants of the Company, fully paid, and nonassessable.

            (B) The officers of the Company are duly authorized to execute this Agreement and have taken all actions required by law and agreement, its charter and bylaws, to properly and legally execute this Agreement.

            (C) The Company is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in its financial statements or otherwise disclosed in writing to the Subscriber and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of the management, threatened or contemplated against the Company, its management or properties.

            (D) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware; it has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to conduct such business in any jurisdiction so required.

            (E) Pursuant to its Certificate of Incorporation, as amended, the Company is authorized to issue 50,000,000 shares of Common Stock, par value $0.001 per share, 37,637,054 shares of which are issued and outstanding, fully paid and nonassessable. The company is authorized to issue 4,300 shares of Series A preferred stock, 4,300 shares of which are issued and outstanding. The Company has authorized 100,000 shares of preferred stock, none of which is issued or outstanding prior to the closing hereof. The Company has no common stock warrant outstanding prior to the closing hereof. The Company has no treasury stock. There are no other authorized or outstanding subscriptions, options, or other agreements or commitments obligating the Company to issue any additional shares of its capital stock of any class, or any options or rights with respect thereto, or any securities convertible into any shares of stock of any class. No shareholder of the Company has any right of first refusal or any preemptive rights with respect to the issuance of the Company's capital stock.

           (F) Attached hereto and marked as Exhibit A, and hereby made a part hereof, are the Financial Statements of the Company as of December 31, 1996, hereinafter referred to as the "Financial Statements". Except as explained in the notes thereto, the Financial Statements present fairly the financial condition of the Company as of the dates thereof and the results of operations for periods covered thereby and, except as aforesaid, the Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

           (G) The Company has in all material aspects performed all obligations required to be performed by it in the past and no claim exists for default in any material respect under any agreements, leases, or other documents to which the Company is a party.

           (H) The Company has complied in all material aspects with all applicable statutes and regulations of any governmental authority having jurisdiction over it or that have been applicable to its business. The Company is current in its SEC filings and has filed all reports required to be filed with the SEC during the past twelve (12) months.

           (I) The Company has filed in correct form all income tax returns due with respect to all prior years, and all franchise, real and personal property tax returns that are required to be filed, and has paid all taxes as shown on the said returns and all assessments received by it to the extent that such taxes and assessments have become due.

           (J) No loans or other obligations are payable to officers, directors, employees, or stockholders of the Company.

  4. Legends. The Subscriber hereby agrees that the certificate(s) evidencing the Warrants shall bear such legends with regard to restrictions on transfer as may be required under the Act and other applicable law.

  5. Inspection Rights. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Subscriber and each of its attorney, accountant and representative, and that they will be available, upon reasonable notice, for inspection during reasonable business hours at the office of the Company.

  6. Indemnification by Subscriber. The Subscriber hereby agrees to indemnify and hold harmless the Company and its officers and directors from and against any and all loss, damage, or liability (including attorney's fees) due to, or arising out of, a breach of any representation or warranty made by the Subscriber contained herein.

  7. Indemnification by Company. The Company and its undersigned principal shareholders agree that they, jointly and severally, will indemnify Subscriber and the Company against, and will hold each of them harmless from, any and all loss, damage, or liability (including attorney's fees) due to, or arising out of, a breach of any representation or warranty made by the Company contained herein.

  8. No Assignment or Transfer. The Subscriber agrees not to transfer or assign this Subscription Agreement or any interest of the Subscriber herein except as described above; any attempted transfer or assignment shall be deemed void and without force or effect.

  9. Governing Law. This Agreement shall be construed in accordance with and governed and interpreted by the laws of the State of Delaware.

  10. Headings. The headings employed in each of the numbered paragraphs herein are for reference and convenience of the parties, but shall not be deemed to have any substantive effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives and have caused their signatures to be affixed hereto this fifth day of May, 1997.





    Lotus Pacific, Inc.                  Evilving Investments Ltd.


    By:  /S/                              By: /S/
       James Yao, President                 Jinli Dong, President